SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

FORTUNE FINANCIAL, INC.
(Debtor-in-possession as of February 28, 2003)
(Exact Name of registrant as Specified in its Charter)

Florida	000-6764	59-1218935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Way
Suite 210
Ponte Vedra Beach, Florida 32082
(Address of Principal Executive Offices)

(904) 285-1747
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The newly formed wholly-owned subsidiary of Fortune Financial, Inc. (“Fortune”), Fidelity Risk Managers, Inc. (“FRM”), entered into a Managing General Underwriter Agreement dated July 31, 2003 (the “MGUA”) between FRM and Wayne Stark, the prospective owner of Fidelity First Insurance Company, a Texas corporation (“FFIC”). The MGUA states that the MGUA is contingent upon the consummation of Mr. Stark’s acquisition of FFIC. The MGUA provides that FRM will be the exclusive managing general underwriter ("MGU") of FFIC until June 1, 2008, unless the MGUA is sooner terminated by FFIC for a material breach of the MGUA by FRM (including fraud, criminal activity, FRM's inability to secure reinsurance or FFIC's loss of reinsurance).

The MGUA states that FRM will, as MGU, have full power and authority to receive and accept proposals for insurance covering such risks that FFIC authorizes to be insured. Additionally, the MGUA states that FRM will be responsible for the operational functions of FFIC, including, but not limited to, professional employment organization underwriting, reinsurance, rates and forms, information systems, regulatory relations, policy processing, policy maintenance, loss control, claim, customer service and accounting. Under the MGUA, FFIC agrees to pay FRM a fee as compensation for FRM’s services. The amount of the fee varies based upon FRM's performance and FFIC's volume of business written.

As previously reported on a Form 8-K filed on March 12, 2003, Fortune filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the “Court”) on February 28, 2003. The petition has been designated as Case Number 03-2026-3F1. Fortune continues to operate its business and manage its properties as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On September 16, 2003, Fortune submitted to the Court its required Monthly Financial Report for the period from August 1, 2003 to August 31, 2003. A copy of the Report as filed with the Court (without exhibits) is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The data and information contained in the Report is presented in a form prescribed by the Bankruptcy Code and for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934. Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation. The Report was not prepared for the purpose of providing a basis for an investment decision in Fortune's common or preferred stock or debt. Fortune cautions investors that an investment in any of its securities is highly speculative.

Fortune filed its Plan of Reorganization of Fortune Financial, Inc. (the “Plan”) and related disclosure statement (the “Disclosure Statement”) with the Court on June 27, 2003. Fortune believes existing equity securities, including its preferred and common stock, have and will have no value and accordingly the Plan does not provide Fortune’s existing equity holders with any distributions, including any interest in the reorganized Fortune. The Plan provides for the cancellation of all of Fortune’s common and preferred stock on the confirmation date.

The hearing on adequacy of the information contained in the Disclosure Statement is set for October 2, 2003 at 9:30 a.m. Accordingly, the Disclosure Statement has not yet been approved as containing adequate information and no deadlines for balloting on the Plan have been set. Also, the hearing on considering confirmation of the Plan will not be set until after the Disclosure Statement is approved as containing adequate information.

Due to material uncertainties, it is not possible to predict the length of time that Fortune will operate under Chapter 11 protection, the outcome of such case, the effect of the proceedings on the business of Fortune or the potential for recovery by its creditors.

Complete copies of Fortune's informational filings made with the Court, including the Report attached as Exhibit 99.1 to this Form 8-K, and the Plan and the Disclosure Statement are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202. The main telephone number for the Clerk's office in Jacksonville is (904) 232-2852. The complete Report and the Plan and the Disclosure Statement can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 356-9110.

Item 7. Financial Statements and Exhibits

(c) Exhibits

	Exhibit Number	Description
	99.1	Monthly Financial Report of the period from August 1, 2003
to August 31, 2003, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on September 16,
2003, excluding exhibits.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE FINANCIAL, INC.

Date: October 1, 2003	By: /s/ J. JOHN WORTMAN
J. John Wortman
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Financial Report of the period from August 1, 2003
to August 31, 2003, as filed with the United States
Bankruptcy Court for the Middle District of Florida,
Jacksonville Division, in Jacksonville, Florida on September 16,
2003, excluding exhibits.